Exhibit 99.2

1400 Toastmaster Drive, Elgin, Illinois 60120 • (847) 741-3300

The Middleby Corporation to Offer $550 Million Convertible Senior Notes Due 2025

August 17, 2020 ELGIN, IL

The Middleby Corporation, Inc. (NASDAQ: MIDD; “Middleby” or the “Company”), a leading worldwide manufacturer of equipment for the commercial foodservice, food processing, and residential kitchen industries, today announced that it proposes to offer $550 million aggregate principal amount of its convertible senior notes due 2025 (the “notes”), subject to market conditions and other factors. The notes are to be offered in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Middleby also intends to grant to the initial purchasers of the notes a 13-day option to purchase up to an additional $82.5 million aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of Middleby, and will bear interest semi-annually in arrears. The notes will mature on September 1, 2025 unless they are redeemed, repurchased or converted prior to such date in accordance with their terms. Prior to the close of business on the business day immediately preceding June 1, 2025, the notes will be convertible at the option of holders only during certain periods and upon satisfaction of certain conditions. On or after June 1, 2025, the notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, Middleby will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Middleby common stock or a combination of cash and shares of Middleby common stock, at Middleby’s election, in respect of the remainder, if any, of Middleby’s conversion obligation in excess of the aggregate principal amount of the notes being converted.

The interest rate, initial conversion rate, offering price and other terms of the notes are to be determined by negotiations between Middleby and the initial purchasers.

Middleby expects to use net proceeds from the offering of the notes to prepay a portion of its term loan obligations owing under its existing credit facility, which the Company also expects to amend concurrently with this offering as previously announced, to pay the cost of the capped call transactions described below and for general corporate purposes, including the financing of its operations, the potential repayment of additional indebtedness and potential acquisitions and other strategic transactions.

Middleby may redeem all or any portion of the notes, at its option, on or after September 5, 2023 and prior to the 41st scheduled trading day immediately preceding the maturity date, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon, if the last reported sale price of Middleby common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Middleby provides written notice of redemption.

In connection with the pricing of the notes, Middleby expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes and/or their respective affiliates and/or other financial institutions (the “capped call counterparties”). The capped call transactions will initially cover, subject to customary anti-dilution adjustments, the number of shares of Middleby common stock that will initially underlie the notes, assuming the initial purchasers do not exercise their option to purchase additional notes. The capped call transactions are expected generally to reduce potential dilution to Middleby common stock upon conversion of the notes and/or offset the potential cash payments that Middleby could be required to make in excess of the principal amount of any converted notes upon conversion thereof, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Middleby expects to enter into additional capped call transactions with the capped call counterparties that are expected generally to offset potential dilution and/or potential cash payments relating to additional notes issued upon exercise of the option to purchase additional notes.

In connection with establishing their initial hedges of the capped call transactions, the capped call counterparties have advised Middleby that they and/or their respective affiliates expect to enter into various derivative transactions with respect to Middleby common stock and/or purchase Middleby common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Middleby common stock or the notes concurrently with, or shortly after, the pricing of the notes.

In addition, the capped call counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Middleby common stock and/or purchasing or selling Middleby common stock, the notes or other of Middleby’s securities or instruments (if any) in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of a note or following any issuance of a notice of redemption with respect to the notes). This activity could affect the market price of Middleby common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such notes.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Middleby common stock, if any, into which the notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any offers of the notes (and the shares of Middleby common stock, if any, into which the notes are convertible) will be made only to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended, by means of a private offering memorandum.

The offer and sale of the notes and any shares of Middleby common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and the notes and any such shares may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

About The Middleby Corporation

The Middleby Corporation is a global leader in the foodservice equipment industry. Middleby develops, manufactures, markets and services a broad line of equipment used in the commercial foodservice, food processing, and residential kitchen equipment industries. Middleby’s leading equipment brands serving the commercial foodservice industry include Anets®, APW Wyott®, Bakers Pride®, Beech®, BKI®, Blodgett®, Blodgett Combi®, Blodgett Range®, Bloomfield®, Britannia®, Carter-Hoffmann®, Celfrost®, Concordia®, CookTek®, Crown®, CTX®, Desmon®, Deutsche Beverage®, Doyon®, Eswood®, EVO®, Firex®, Follett®, frifri®, Giga®, Globe®, Goldstein®, Holman®, Houno®, IMC®, Induc®, Ink Kegs®, Jade®, JoeTap®, Josper®, L2F®, Lang®, Lincat®, MagiKitch’n®, Market Forge®, Marsal®, Middleby Marshall®, MPC®, Nieco®, Nu-Vu®, PerfectFry®, Pitco®, QualServ®, RAM®, Southbend®, Ss Brewtech®, Star®, Starline®, Sveba Dahlen®, Synesso®, Taylor®, Toastmaster®, TurboChef®, Ultrafryer®, Varimixer®, Wells® and Wunder-Bar®. Middleby’s leading equipment brands serving the food processing industry include Alkar®, Armor Inox®, Auto-Bake®, Baker Thermal Solutions®, Burford®, Cozzini®, CVP Systems®, Danfotech®, Deutsche Process®, Drake®, Emico®, Glimek®, Hinds-Bock®, Maurer-Atmos®, MP Equipment®, M-TEK®, Pacproinc®, RapidPak®, Scanico®, Spooner Vicars®, Stewart Systems®, Thurne® and Ve.Ma.C.®. Middleby’s leading equipment brands serving the residential kitchen industry include AGA® Cookshop®, Brava®, EVO®, Fired Earth®, Heartland®, La Cornue®, Leisure Sinks®, Lynx®, Marvel®, Mercury®, Rangemaster®, Rayburn®, Redfyre®, Sedona®, Stanley®, TurboChef®, U-Line® and Viking®.

Forward-Looking Statements

Statements in this press release or otherwise attributable to the Company regarding the Company’s business which are not historical facts are forward-looking statements including, among other things, statements relating to Middleby’s intention to offer the notes, the timing of the proposed offering, the proposed terms of the offering and the intended use of the net proceeds from the offering are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Any forward-looking statement speaks only as of the date hereof, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Forward Looking Statements” and “Risk Factors” in the offering memorandum related to the offering, as well as the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in the offering memorandum related to the offering from the Company’s most recent annual and quarterly reports and other filings filed with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this press release, and Middleby expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Middleby’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Investor and Public Relations:
Darcy Bretz

(847) 429-7756
dbretz@middleby.com